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                                                                    Exhibit 13.2

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the amendment to the Annual Report of GigaMedia Limited (the "Company") on Form 20-F/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Winston Hsia, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     1.  The amendment to the Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the amendment to the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2003

                                                     By: /s/ Winston Hsia

                                                     ---------------------------
                                                     Winston Hisa
                                                     Chief Financial Officer

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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